UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2007

COMSYS IT PARTNERS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27792	56-1930691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Post Oak Parkway, Suite 1800, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 386-1400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 17, 2007, COMSYS IT Partners, Inc. (the "Company") issued a press release announcing a secondary offering by certain stockholders of 2,500,000 shares of the Company's common stock, which press release is incorporated by reference herein.

This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release entitled "COMSYS IT Partners, Inc. Announces Secondary Stock Offering"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

January 19, 2007	By:	/s/ Joseph C. Tusa, Jr.

Name: Joseph C. Tusa, Jr.
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled "COMSYS IT Partners, Inc. Announces Secondary Stock Offering"